September 24, 2010

Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 Attention: Office of Filings, Information & Consumer Services

RE:	Eaton Vance Growth Trust (File Nos. 811-01241 and 02-22019) (the “Registrant”)
on behalf of its series Eaton Vance Worldwide Health Sciences Fund
(the “Worldwide Health Sciences Fund” or “Fund”)

Ladies and Gentlemen:

     On behalf of the above-referenced Registrant for its series Worldwide Health Sciences Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on Friday, November 19, 2010. The shareholders are being asked to consider the following proposals:

1.	To consider and act upon a proposal to approve an amended and restated Investment Advisory Agreement between OrbiMed Advisors, LLC (“OrbiMed”) and Worldwide Health Sciences Portfolio (the “Portfolio”), which changes the rate of the asset-based advisory fee, the maximum performance fee adjustment (plus or minus) and the Portfolio’s benchmark index for purposes of calculating the performance-based investment advisory fee; and

2.	To consider and act upon a proposal to approve a new Management Agreement between Eaton Vance Management (“EVM”) and the Portfolio, which will replace the current Administration Agreement between EVM and the Portfolio.

     We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

     If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8879.

Very truly yours, /s/ Katy D. Burke Katy D. Burke, Esq. Vice President